BROADVIEW FUNDS TRUST

BROADVIEW OPPORTUNITY FUND

Supplement dated March 25, 2015 to the

Statement of Additional Information dated February 1, 2015

This Supplement to the Statement of Additional Information (“SAI”), dated March 25, 2015, for the Broadview Opportunity Fund (the “Fund”), a series of Broadview Funds Trust, updates the SAI to revise the table set forth below.

The following replaces the table included under the “Portfolio Managers” heading in the “Investment Adviser, Portfolio Managers and Administrator” section on page 19 of the SAI:

Name of Portfolio Manager	Dollar Range of Shares in the Fund
Richard E. Lane	Over $1,000,000
Aaron J. Garcia	$500,001 - $1,000,000
Faraz Farzam	$100,001 - 500,000
Richard J. Whiting	$100,001 - 500,000

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.